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                                                                    EXHIBIT 23.2



                         CONSENT OF RICHARDSON & COMPANY


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Humboldt Bancorp Retirement Savings Plan of our report dated January 12, 2001, with respect to the consolidated financial statements of Humboldt Bancorp included in its Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission.



                                                 /s/ Richardson & Company

Sacramento, California
December 23, 2003